When recorded, return to:

Newmont North America Exploration Limited
6363 South Fiddlers Green Circle
Greenwood Village, CO 80111
Attn: Director, Land

QUITCLAIM AND RELEASE

This Quitclaim and Release, made effective as of March 31, 2011 ("Effective Date"), is from **Newmont North America Exploration Limited**, a Delaware corporation whose address is 6363 South Fiddlers Green Circle, Greenwood Village, CO 80111 ("Grantor"), to **New Jersey Mining Company**, an Idaho corporation whose address is P. O. Box 1019, Kellogg, Idaho 83837 ("Grantee").

RECITALS

The Grantor and Grantee entered into that certain Venture Agreement (the "Venture Agreement"), dated effective as of March 20, 2008 a memorandum of which was recorded on April 24, 2008, as Instrument # 441795 of the Official Records of Shoshone County, Idaho, covering certain rights in and to unpatented mining claims and Area of Interest described in Exhibit A attached hereto and by this reference made a part hereof (the "Properties").

In accordance with Section 11 of the Venture Agreement, Grantor delivers to Grantee, and Grantee accepts, Grantor's notice of termination of the Venture Agreement effective as of the Effective Date.

Grantee now accepts delivery of this instrument as contemplated by Section 11 of the Venture Agreement.

WITNESSETH:

Pursuant to Section 11 of the Venture Agreement, Grantor hereby terminates, and Grantee hereby accepts such termination of the Venture Agreement as of the Effective Date, and the Grantors hereby quitclaim and surrender unto Grantee, and Grantee's successors and assigns, all right, title and interest of the Grantors in and to the Properties.

TO HAVE AND TO HOLD the same unto said Grantee, and Grantee's successors and assigns, forever.

THIS QUITCLAIM AND RELEASE IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY.

As provided in the Venture Agreement, this Quitclaim and Release shall not affect Grantor and Grantee's obligations under the Venture Agreement which accrued prior to the Effective Date and are expressly stated therein to survive termination of the Venture Agreement.

IN WITNESS WHEREOF, the Grantors have caused this Quitclaim and Release to be executed on the date set out above to their respective signatures.

Grantor:

DATED this 5th day of ~~March~~ April, 2011.

Newmont North America Exploration Limited

By: Gregory Simons,

Title: Vice President

Grantee
~~Grantor~~:

DATED this 14th day of ~~March~~ April, 2011.

New Jersey Mining Company

By: Fred W. Brackebusch

Title: President

STATE OF Colorado)
COUNTY OF Arapahoe)

On this 5th day of April, 2011, personally appeared before me, a Notary Public, Gregore Simon, a Vice President of Newmont North America Exploration Limited, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument on behalf of Newmont North America Exploration Limited.

Rebecca C. Anderson
Notary Public

My Commission Expires:
10-28-2012

REBECCA C. ANDERSON
NOTARY PUBLIC
STATE OF COLORADO

STATE OF Idaho)
COUNTY OF Shoshone)

On this 14th day of April, 2011, personally appeared before me, a Notary Public, Fred Brackebusch, a President of New Jersey Mining Company, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged to me that he executed the above instrument on behalf of New Jersey Mining Company.

Cary A Spoor
Notary Public

My Commission Expires:
5-31-11

CARY A. SPOOR
NOTARY PUBLIC
STATE OF IDAHO

Exhibit A

"Properties"

Claim Name	Serial No	Shoshone Co. Instr. #
CA 1	IMC190480	434558
CA 2	IMC190481	434559
CA 3	IMC190482	434560
CA 4	IMC190483	434561
CA 5	IMC190484	434562
CA 6	IMC190485	434563
CA 7	IMC190486	434564
CA 8	IMC190487	434565
CA #9	IMC193991	442203
CA #10	IMC193992	442204
CA #11	IMC193993	442205
CA #12	IMC193994	442206
CA #13	IMC193995	442207
CA #14	IMC193996	442208
CA #15	IMC193997	442209
CA #16	IMC193998	442210
CA #17	IMC193999	442211
CA #18	IMC194000	442212
CA #19	IMC194001	442213
CA #20	IMC194002	442214
CA #21	IMC194003	442215
CA #22	IMC194004	442216
CA #23	IMC194005	442217
CA #24	IMC194006	442218
GB #1	IMC190049	432291
GB #2	IMC190050	432290
GB #3	IMC190051	432292
GB #4	IMC190052	432293
GB #5	IMC190053	432294
GB #6	IMC190054	432295
GB #7	IMC192097	439600
GB #8	IMC192098	439601
GB #9	IMC192099	439602
GB #10	IMC192100	439603
GB #11	IMC192101	439604
GB #12	IMC192102	439605
GR #1	IMC191235	437746
GR #2	IMC191236	437747
GR #3	IMC191237	437745
GR #4	IMC192649	440711
GR #5	IMC192650	440712
GR #5	IMC192651	440713

Exhibit A

"Properties"

Claim Name	Serial No	Shoshone Co. Instr. #
GR #7	IMC192652	440714
GR #8	IMC192653	440715
GR #9	IMC192654	440716
GR #10	IMC192655	440717
GR #11	IMC192656	440718
GR #12	IMC192657	440719
GR #13	IMC193968	442181
GR #14	IMC193969	442182
GR #15	IMC193970	442183
GR #16	IMC193971	442184
GR #17	IMC193972	442185
GR #18	IMC193973	442186
GR #19	IMC193974	442187
GR #20	IMC193975	442188
GR #21	IMC193976	442189
GR #22	IMC193977	442190
GR #23	IMC193978	442191
GR #24	IMC193979	442192
GR #25	IMC193380	442193
GR #26	IMC193901	442494
GR #27	IMC193902	442194
GR #28	IMC193983	442195
GR #29	IMC193984	442196
GR #30	IMC193985	442197
GR #31	IMC193986	442198
GR #32	IMC193967	442199
GR #33	IMC193988	442200
GR #34	IMC193989	442201
GR #35	IMC193990	442202
IN #1	IMC192088	439591
IN #2	IMC192089	439592
IN #3	IMC192090	439593
IN #4	IMC192091	439594
IN #5	IMC192092	439595
IN #6	IMC192092	439596
IN #7	IMC192094	439597
IN #8	IMC192095	439598
IN #9	IMC192096	439599
MR #1	IMC191684	439085
MR #2	IMC191685	439086
MR #3	IMC191686	439087
MR #4	IMC191687	439088
MR #5	IMC191688	439089
MR #6	IMC191689	439090
MR #7	IMC191690	439091
MR #8	IMC191691	439092

Exhibit A

"Properties"

Claim Name	Serial No	Shoshone Co. Instr. #
MR #9	IMC191092	430093
MR #10	IMC194007	422133
MR #11	IMC194008	422134
MR #12	IMC194009	422135
MR #13	IMC194010	422136
MR #14	IMC194011	422137
MR #15	IMC194012	422138
MR #16	IMC194013	422139
MR #17	IMC194014	422140
MR #18	IMC194015	422141
MR #19	IMC194016	422142
MR #20	IMC194017	422143
MR #21	IMC194018	422144
MR #22	IMC194019	422145
MR #23	IMC194020	422146
MR #24	IMC194021	422147
MR #25	IMC194022	422148
MR #26	IMC194023	422149
MR #27	IMC194024	422150
MR #28	IMC194025	422151
MR #29	IMC194026	422152
MR #30	IMC194027	422153
MR #31	IMC194028	422154
MR #32	IMC194029	422155
MR #33	IMC194030	422156
MR #34	IMC194031	422157
MR #35	IMC194032	422158
MR #36	IMC194033	422160
MR #37	IMC194034	422159
MR #38	IMC194035	422161
MR #39	IMC194036	422162
MR #40	IMC194037	422163
SL #1	IMC190474	434552
SL #2	IMC190475	434553
SL #3	IMC190476	434554
SL #4	IMC190477	434565
SL #5	IMC190478	434559
SL #6	IMC190479	434567
SL #7	IMC193951	442164
SL #8	IMC193952	442165
SL #9	IMC193953	442166
SL #10	IMC193954	442167
SL #11	IMC193955	442168
SL #12	IMC193956	442169
SL #13	IMC193957	442170
SL #14	IMC193958	442171

Exhibit A

"Properties"

Claim Name	Serial No	Shoshone Co. Instr. #
SL #15	IMC193959	442172
SL #16	IMC193960	442173
SL #17	IMC193961	442174
SL #18	IMC193962	442175
SL #19	IMC193963	442176
SL #20	IMC193964	442177
SL #21	IMC193965	442178
SL #22	IMC193966	442179
SL #23	IMC193967	442180
TB #1	IMC193932	442219
TB #2	IMC193933	442220
TB #3	IMC193934	442221
TB #4	IMC193935	442222
TB #5	IMC193936	442223
TB #6	IMC193937	442224
WHITE GOLD #1	IMC184441	398387
WHITE GOLD #2	IMC184442	398388
WHITE GOLD #3	IMC186195	409655
WHITE GOLD #4	IMC186196	409656
WHITE GOLD #5	IMC186197	409657

AREA OF INTEREST

<u>Township 50 North Range 5 East of the Boise Meridian</u>
Sections 1 through 30, 35, 36

<u>Township 50 North Range 6 East of the Boise Meridian</u>
Sections 6 through 8, 17 through 20, 30, 31

<u>Excepting</u> from the Area of Interest the following unpatented lode mining claims located in Sections 17, 18, & 19, T50N-R5E Boise B&M: Niagara 1-9, IMC187316 through IMC 187324; JB 1-13, IMC193938 through IMC193950.